UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 27, 2006
                        ---------------------------------
                (Date of earliest event reported: July 21, 2006)

                       Zond-PanAero Windsystem Partners I,
                        a California Limited Partnership
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                     California      0-13510      77-003535
                     ----------      -------      ---------
          (State or Other Jurisdiction     (Commission      (IRS Employer
           of Incorporation)               File Number)     Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
               ---------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (713) 853-0530
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement.
          ------------------------------------------

Amendment to Merger Agreement
-----------------------------

     On July 21, 2006, Zond-PanAero Windsystem Partners I, a California Limited Partnership (the "Partnership"), PAMC Management Corporation ("PAMC"), Alta Mesa Energy, LLC ("Alta Mesa"), Mesa Wind Developers ("Mesa Wind"), Zond-PanAero Windsystem Partners II, a California Limited Partnership ("ZP-II"), Western Wind Energy Corp. ("Western Wind"), and Mesa Wind Power Corporation, a wholly-owned subsidiary of Western Wind ("Merger Sub") entered into an Amendment (the "Amendment") to the Agreement and Plan of Merger dated as of July 3, 2006 (the "Merger Agreement"). The Amendment added several additional conditions precedent for the closing of the transactions contemplated by the Merger Agreement, including the receipt of certain title insurance by Western Wind in connection with the transaction and the transfer to PAMC by Enron Wind Systems, LLC ("EWS"), an affiliate of the Partnership, of certain additional land rights. EWS and an affiliate of PAMC are the joint venture partners in Mesa Wind.

Item 1.02 Termination of a Material Definitive Agreement
          ----------------------------------------------

Omnibus Termination Agreement
-----------------------------

     On July 25, 2006, the Partnership sold substantially all of its assets to Western Wind pursuant to the Merger Agreement. On such date the Partnership, PAMC, PanAero California Ltd., a California limited partnership, Alta Mesa, Mesa Wind, EWS, ZP-II, and Western Wind, entered into the Omnibus Termination Agreement (the "Termination Agreement"). In accordance with the Termination Agreement, effective as of the closing of the Merger, the parties terminated several agreements related to the assets sold to Western Wind including the Wind Park Easement Agreement dated as of September 7, 1984, between Mesa Wind and the Partnership. In addition, in accordance with the Termination Agreement, effective July 25, 2006, the Reservation of Rights Agreement dated as of June 23, 2005 between PAMC and the Partnership was terminated. The parties to the terminated agreements released each other from all claims and liabilities thereunder. The Partnership did not incur any early termination penalties in connection with the termination of the foregoing agreements. EWS and an affiliate of PAMC are the joint venture partners in Mesa Wind.

Item 2.01 Completion of Acquisition or Disposition of Assets.
          --------------------------------------------------

     On July 25, 2006, the Partnership sold substantially all of its assets to Western Wind pursuant to the Merger Agreement. In accordance with the Merger Agreement, Western Wind purchased the 300 Vestas V-15 turbines owned by the Partnership and all other equipment and related assets of the Partnership pursuant to the conveyance of all of such assets to PAMC and the merger of Merger Sub with and into PAMC, with PAMC as the surviving corporation. The assets sold by the Partnership pursuant to the Merger Agreement constituted substantially all of the assets of the Partnership. Pursuant to the terms of the Merger Agreement, at the closing, the Partnership received $873,913 for the sale of its assets.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Zond-PanAero Windsystem Partners I,
                                  a California Limited Partnership

                                  By: Zond Windsystems Management LLC,
                                      General Partner



Date: July 27, 2006                   By: /s/ Jesse E. Neyman
                                          --------------------
                                      Name:  Jesse E. Neyman
                                      Title: President and Chief Executive
                                             Officer